Rule 497(e)
                                                               File No.  2-89550


                          FutureFunds Series Account of
                   Great-West Life & Annuity Insurance Company
                           Effective December 16, 2002

On page 13, under the heading "Stein Roe Variable Investment Trust," please delete the disclosure provided regarding the Stein Roe Balanced Fund, Variable Series (Class A) and replace with the following:

Stein Roe Balanced Fund, Variable Series (Class A) seeks high total investment return. The Fund allocates its assets among various classes of equity and debt securities, including: large cap growth stocks; large cap value stocks; mid cap growth stocks; mid cap value stocks; small cap growth stocks; small cap value stocks; real estate investment trusts (REITs); foreign stocks; investment grade bonds; and, non-investment grade bonds. Each asset class is managed by a separate manager or team with experience in investing in that particular class. The lead portfolio manager will adjust the number of asset classes, as well as the portfolio of the Fund's assets allocated to each asset class, from time to time, based on his assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of Columbia Management Group, Inc., the parent company of the Fund's advisor. In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Rating Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% in non-investment grade debt securities (also known as "junk bonds"). The Fund keeps at least 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.





                Please keep this supplement for future reference.